                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
Seeks long-term capital appreciation through investment primarily in the securities of Latin American issuers.

KEMPER LATIN
AMERICA FUND

              "... The rebound in sentiment toward Latin American
              equities since the dark days of mid-January has been
           dramatic. ... Confidence has returned to the area, largely due to the strengthening of the Brazilian real and lower
          than expected inflation figures for the first quarter. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Largest Holdings
9
Portfolio of Investments
11
Financial Statements
13
Notes to Financial Statements
17
Financial Highlights
19
Shareholders' Meeting


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER LATIN AMERICA FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                           23.04
CLASS B                                           22.45
CLASS C                                           22.45
LIPPER LATIN AMERICA FUNDS CATEGORY AVERAGE*      25.52
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN
 NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                              AS OF     AS OF
                                             4/30/99  10/31/98
--------------------------------------------------------------------------------
KEMPER LATIN AMERICA FUND
CLASS A                                        $8.92     $7.31
--------------------------------------------------------------------------------
KEMPER LATIN AMERICA FUND
CLASS B                                        $8.89     $7.26
--------------------------------------------------------------------------------
KEMPER LATIN AMERICA FUND
CLASS C                                        $8.89     $7.26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER LATIN AMERICA FUND
LIPPER RANKINGS AS OF 4/30/99*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER LATIN AMERICAN FUNDS CATEGORY

                            CLASS A           CLASS B          CLASS C
--------------------------------------------------------------------------------
1-YEAR                      #4 of 45 funds   #5 of 45 funds   #5 of 45 funds
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[STYLE/SIZE DIAGRAM]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

THE STYLE BOXES REPRESENT A SNAPSHOT OF A FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS. MORNINGSTAR HAS PLACED KEMPER LATIN AMERICA FUND IN THE LATIN AMERICA STOCK CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

AMERICAN DEPOSITORY RECEIPTS (ADRS) Receipt for the shares of a foreign-based corporation held in the vault of a U.S. bank and entitling the shareholder to all dividends and capital gains.

FUNDAMENTAL RESEARCH Analysis of the balance sheets and income statements of companies used to forecast their future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in helping predict future trends in these indicators and of a company's success or failure. By appraising a firm's prospects, this analysis may be used to help assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

LIQUIDITY The ease with which assets can be converted to cash.

PEGGING Stabilizing the price of a security, commodity or currency by intervening in the market. Since 1971, a floating exchange rate system has prevailed, in which countries use pegging--the buying or selling of their own currencies--simply to offset fluctuations in exchange rates.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

In April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. In May, expectations of rising inflation and higher short-term interest rates led to a slowdown. But in early June, the market rallied again. What drove the market rallies, and what, at the same time, led to investor anxiety?
    Inflation worries have been seeping into the market for months. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks at if it will remain low at about 2 percent this year. Investors should note, however, that the Federal Reserve Board also considers what will happen to inflation next year -- and all indications are that the Fed expects inflation to increase in 2000.
    As a result, the Fed is considering a change in monetary policy. Recent Fed policy has been reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. That may change as the Fed tries to preemptively halt inflation momentum. Such a change in monetary policy would likely lead to an increase in short-term interest rates before the end of the year. However, the change is likely to be small. Because we don't see pressure toward sustained inflation, there's no reason for the Fed to want a sharp slowdown in the overall economy.
    The long-term economic situation, however, appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.
    This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. In April, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.
    Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates by now, and that would have changed the financial market outlook.
    However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.
    When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

ECONOMIC OVERVIEW
ECONOMIC GUIDEPOSTS
ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

[BAR GRAPH]

                                           NOW (5/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
  10 Year Treasury Rate(1)                      5.54                   5.34                   5.57                   6.42
  Prime Rate(2)                                 7.75                    8.5                    8.5                   8.25
  Inflation Rate(3)*                            2.28                   1.68                   1.63                   3.04
  The U.S. Dollar(4)                           -1.22                   8.17                   5.05                   7.67
  Capital goods orders(5)*                     11.67                   3.05                  12.61                   3.93
  Industrial production (5)*                    2.01                   2.71                   5.92                   6.44
  Employment growth(6)                          2.14                   2.67                   2.76                   2.44

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2)  THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5)  THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6)  AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF APRIL 30, 1999.

    SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

    But don't forget that international crises have the potential to affect the U.S. markets dramatically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.
    The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
    In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,
/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[KENNEY PHOTO]

TARA KENNEY IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP, FOCUSING ON PORTFOLIO MANAGEMENT OF LATIN AMERICAN EQUITY SECURITIES. PRIOR TO JOINING THE COMPANY, KENNEY WAS WITH THE LATIN AMERICAN MERCHANT BANKING GROUP OF BANKERS TRUST WHERE SHE WAS RESPONSIBLE FOR THE ORIGINATION AND EXECUTION OF CORPORATE FINANCE TRANSACTIONS IN LATIN AMERICA. KENNEY HAS 15 YEARS OF EXPERIENCE IN THE FIELD. SHE RECEIVED A B.A. DEGREE FROM THE UNIVERSITY OF NOTRE DAME AND AN M.B.A. FROM NEW YORK UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

LATIN AMERICAN EQUITIES HAVE ASTONISHED INVESTORS WITH THEIR REMARKABLE RESILIENCE DURING THE SIX-MONTH PERIOD ENDING APRIL 30, 1999. AFTER A YEAR AND A HALF OF EXTREME VOLATILITY AND UNCERTAINTY, A POWERFUL RALLY IS UNDERWAY IN LATIN AMERICA. LEAD PORTFOLIO MANAGER TARA KENNEY DISCUSSES THE RECENT TROUBLES AND DRAMATIC RECOVERY OF THIS PROMISING REGION.

Q     EARLY LAST FALL, LATIN AMERICAN EQUITIES PLUMMETED WILDLY. THE MARKETS
CONTINUED TO FALTER THROUGH THE FIRST HALF OF THIS PERIOD, BUT POSTED HUGE GAINS DURING THE SECOND HALF. WHAT WAS CAUSING THIS MOVEMENT?

A     Last year's underperformance had as much to do with events outside of the region as inside. Russia's default on its debt last August prompted a dramatic sell off in all emerging markets, causing liquidity problems. Emerging market investors were also drawing parallels between Russia and Brazil -- both had overvalued currency and a growing internal debt. Because Brazil is a Latin America cornerstone, the whole region stumbled.

      Latin America rebounded somewhat following Brazil's October presidential elections, but there was continued uncertainty over President Cardoso's fiscal approach and ability to implement necessary changes. A Brazilian default seemed a real possibility. December brought bad news on two fronts: key reform legislation failed to pass in Brazil, and Russia defaulted on some bond payments, making investors even more skittish. The markets took the news very hard.

      The situation reached a turning point in mid-January, when long-suffering Brazil finally succumbed to pressure and devalued its currency. Rather than lament the devaluation, investors were relieved that the uncertainty was over and viewed this as an opportunity for a fresh start. After an initial drop following the devaluation, the Latin American market actually found itself in a relief rally.

      The rebound in sentiment toward Latin American equities since the dark days of mid-January has been dramatic. The Brazilian crisis has largely abated. Confidence has returned to the area, largely due to the strengthening of the Brazilian real and lower than expected inflation figures for the first quarter. The credit picture has improved substantially. Interest rates are higher than they were a year ago but drastically reduced from January and February levels, when real interest rates in Brazil topped 40 percent. Rebounding oil prices are buoying Argentina and Mexico, which rely heavily on oil exports.

      Best of all, the powerful combination of improving economic fundamentals in the region and ample global liquidity should continue to support the rally.

Q     CAN YOU EXPAND ON HOW EACH OF THE MAJOR MARKETS YOU MENTIONED WEATHERED
THIS PERIOD?

A     The 60 percent devaluation of Brazil's real in January was the most significant event in the region during this period. Prior to the devaluation, investors were fleeing the country and cash reserves were being depleted. Interest rates topped 40 percent and trade lines were rapidly disappearing. In short, the economy was crumbling.

PERFORMANCE UPDATE

      After the devaluation, Brazil's economy rebounded more strongly and quickly than anyone could have hoped. The trend toward lower interest rates, stemming from stronger than expected exchange rates and lower than expected inflation rates, largely boosted the market. Inflation was held in check because low demand for goods meant companies were unable to pass along price increases post-devaluation. The lower inflation and interest rate forecast is a plus for Brazilian corporates and is boosting consumer confidence. All this good news coming out of Brazil was very positive for the rest of the region.

      Argentina felt the effects of the Brazilian situation the most. The country slipped into a mild, and hopefully short, recession. Investors have shown concern about the overvaluation of its currency, which is pegged (see Terms To Know on page 2) to the U.S. dollar. However, the country is not suffering a liquidity (see Terms To Know on page 2) crisis. The banking system is healthy, flush with cash, and looking only for a return of confidence to lend. Argentina is a large exporter of oil, grains and steel, so any further improvement in prices should improve confidence and bolster the market.

      Mexico was virtually untouched by the Brazilian troubles largely due to its almost immediate decoupling from the Brazilian contagion. Because Mexico exports very little to Brazil, its economy is tied much more closely with its trading partner to the north. The strong U.S. economy and strengthening oil prices helped fuel Mexico's performance.

      Each visit we make to Mexico confirms the country's growing ties to the United States. Mexican companies are growing more competitive under NAFTA, and many U.S. companies have moved their operations south or are outsourcing components from Mexico. We expect foreign direct investment to remain strong into the next century.

Q     THE FUND RETURNED 23.04 PERCENT (FOR CLASS A SHARES UNADJUSTED FOR ANY
SALES CHARGES) OVER THE SIX-MONTH PERIOD. AS FANTASTIC AS THIS PERFORMANCE IS, IT LAGGED ITS IFC INDEX (THE INTERNATIONAL FINANCE CORPORATION'S LATIN AMERICA INDEX), UP 27.88 PERCENT, AND THE LIPPER CATEGORY (SEE PAGE 2). WHY THE DISPARITY?

A     Yes, we were pleased with the 23.04 percent return. The relative underperformance resulted from our conservative investment approach. We strive to manage the risk in Kemper Latin America Fund to protect in a period of downturn, and as such may underperform in a period of extreme overperformance, as we saw early this year. In early 1999 we avoided certain sectors -- namely Mexican banks and some Mexican conglomerates -- for defensive and fundamental reasons and they enjoyed a strong rally.

      Our fundamental research indicated that the banks were undercapitalized, had poor balance sheets and huge problems with non-performing loans. Based on the weaknesses of these companies, we wouldn't include them in the fund. They are found in the IFC Index, however, and when they rose 60 percent or more in the first quarter, the index moved upward accordingly (Source: IFC). Over time, when the euphoria dissipates and investors get back to looking at fundamentals, we feel certain the solid, long-term performers we hold in the portfolio will come out very strong.

Q     WHERE DID YOU FIND INVESTMENT OPPORTUNITIES, AND HOW HAVE THOSE
OPPORTUNITIES SHIFTED OVER THE 6-MONTH PERIOD?

THE FOLLOWING TABLE PROVIDES A BREAKDOWN OF THE FUND'S EXPOSURE TO EACH OF THE LATIN AMERICAN MARKETS AS COMPARED TO THE IFC INDEX.

--------------------------------------------------------------------------------
 KEMPER LATIN AMERICA FUND
 WEIGHTINGS VS. THE INDEX
--------------------------------------------------------------------------------

                        FUND      IFC INDEX
COUNTRY              WEIGHTING    WEIGHTING
--------------------------------------------------------------------------------
MEXICO                 34.92%      36.50%
--------------------------------------------------------------------------------
BRAZIL                 36.18%      28.00%
--------------------------------------------------------------------------------
ARGENTINA              20.23%      13.90%
--------------------------------------------------------------------------------
CHILE                   3.16%      15.20%
--------------------------------------------------------------------------------
PERU                    2.81%       2.40%
--------------------------------------------------------------------------------
COLUMBIA                0.94%       2.10%
--------------------------------------------------------------------------------
UNITED STATES           1.76%        0%
--------------------------------------------------------------------------------
VENEZUELA                0%         1.90%
--------------------------------------------------------------------------------

      Brazil is our largest overweight to the index today. We're excited about Brazil's prospects as the crisis there continues to stabilize. The country has falling interest rates, benign inflation, strengthening reserves and an improving political climate.

      Our modest position in the smaller markets is due primarily to liquidity concerns. Although we are finding value in some of the smaller markets like Colombia, Peru and Venezuela, there simply isn't enough investor interest to support a rally at this time. Our holdings in these markets are limited to what we believe are the best consumer companies (namely beverage) which have dominant market shares and should rebound once the economies recover.

      We are not convinced that much value remains in the Chilean market today. Our holdings there are confined to the dominant telephone and beverage companies, both of which are rapidly approaching our target valuations.

PERFORMANCE UPDATE


      In the last few months we have also trimmed some of the multinational companies we held. We added exposure to these large com-panies that have significant business exposure in the region but that are based in the U.S. last year in a defensive move to offset some of the volatility we were seeing locally. But with the improved conditions we are seeing in the region, we sold companies like Gillette and have put that money to work in these rebounding markets.

Q     WHAT TYPES OF COMPANIES DID YOU LOOK FOR DURING THE PERIOD, AND CAN YOU
TALK ABOUT SOME OF THE NAMES THE FUND HELD?

A     Coming into this period we favored companies that we thought would do well even if there should be a drastic recession. We felt fixed-line telecommunication firms and consumer staples were our best opportunities under these conditions. We like consumer staples because of the large population of consumers with growing disposable income in the region. Grupo CIFRA, a WalMart outlet in Mexico was one of the fund's top performers.

      Telecommunication companies have multiple advantages. They are large and liquid; there is enormous pent-up demand for telephone systems in Latin America; and they are benefiting from a trend toward privatization. The Mexican telecommunications firm Telefonos de Mexico was up substantially for the 6-month period. We also took advantage of the uptick in oil prices. YPF is an Argentinean oil and gas company we hold that was a strong performer for the portfolio.

      Our bias toward investing in cash rich, low leverage companies proved beneficial in a difficult credit environment. Coming into this period, many of the names we hold in the portfolio were expected to see some exchange weakness due to the overvalued Brazilian real. To offset the impact of this, they had prudently hedged their dollar-denominated debts or were in a negative net debt position. It is this type of proactive management we are looking for when selecting holdings for the fund.

      One of the drags on our performance this period was the Brazilian firm Telesp. The local shares that we hold of this fixed-line telecommunications company dramatically underperformed the American Depository Receipts (ADRs) for the holding company, due to investors' preference for the ADR.

Q     DO YOU THINK THE RALLY IS SUSTAINABLE AND CAN WE EXPECT MORE PERFORMANCE
IN LATIN AMERICA?

A     The powerful rally underway in Latin equities appears to be sustainable, as long as there is ample global liquidity and the economic fundamentals in the region continue to improve. The Latin valuation levels are still very attractive, particularly with the upward earnings revisions we've been seeing. Declining Latin American risk premium and increased investor appetite to diversify from the lofty levels of the U.S. market should fuel the rally. Latin price-earnings multiples, particularly for the telecommunications, electricity and energy companies, are at a significant discount compared to their global peers.

      Of course risk remains. Any further exogenous shocks, such as a major devaluation in China or a severe contraction in the U.S. market, could have a detrimental effect on Latin America. In addition, some political risk remains as Mexico and Argentina are preparing for presidential elections later this year and Brazil is still implementing its new economic and fiscal agenda.

      The fund is fully invested, and we will seek to take advantage of the region's rally while managing the volatility by positioning the portfolio in companies which we believe generate sufficient cash flow to survive the remaining economic turmoil this year and prosper in the recovery.

LARGEST HOLDINGS

KEMPER LATIN AMERICA FUND'S 15 LARGEST HOLDINGS*
Representing 65.7 percent of the fund's equity holdings on April 30, 1999

--------------------------------------------------------------------------------------
            HOLDINGS                            COUNTRY                        PERCENT
--------------------------------------------------------------------------------------
1.          TELEFONOS DE MEXICO                 Mexico                           8.8%
--------------------------------------------------------------------------------------

2.          YPF                                 Argentina                        7.6%
--------------------------------------------------------------------------------------

3.          PETROLEO BRASILEIRO                 Brazil                           7.3%
--------------------------------------------------------------------------------------

4.          TELEFONICA DE ARGENTINA             Argentina                        5.5%
--------------------------------------------------------------------------------------

5.          TELECOM ARGENTINA                   Argentina                        5.0%
--------------------------------------------------------------------------------------

6.          CENTRAIS ELETRICAS BRASILEIRAS      Brazil                           4.1%
--------------------------------------------------------------------------------------

7.          COMPANHIA PARANAENSE DE ENERGIA     Brazil                           3.5%
--------------------------------------------------------------------------------------

8.          TELECOMUNICACOES DE SAO PAULO       Brazil                           3.3%
--------------------------------------------------------------------------------------

9.          CIFRA                               Mexico                           3.3%
--------------------------------------------------------------------------------------

10.         GRUPO CONTINENTAL                   Mexico                           3.2%
--------------------------------------------------------------------------------------

11.         KIMBERLY CLARK DE MEXICO            Mexico                           3.0%
--------------------------------------------------------------------------------------

12.         COMPANHIA ENERGETICA DE MINAS       Brazil                           3.0%
            GERAIS
--------------------------------------------------------------------------------------

13.         FOMENTO ECONOMICO MEXICANO          Mexico                           2.7%
--------------------------------------------------------------------------------------

14.         BANCO ITAU                          Brazil                           2.7%
--------------------------------------------------------------------------------------

15.         COMPANHIA CERVEJARIA BRAHMA         Brazil                           2.7%
--------------------------------------------------------------------------------------

*Portfolio compositions and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER LATIN AMERICA FUND
Portfolio of Investments at April 30, 1999 (unaudited)

--------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER          MARKET
                                                                                              OF SHARES       VALUE($)
--------------------------------------------------------------------------------------------------------------------------
    ARGENTINA--20.2%
                                           Quilmes Industrial S.A. (ADR)
                                           (BEER DISTRIBUTOR)                                     4,000      $   43,750
                                           Telecom Argentina S.A. "B" (ADR)
                                           (TELECOMMUNICATION SERVICES)                           3,000         103,500
                                           Telefonica de Argentina S.A. "B" (ADR)
                                           (TELECOMMUNICATION SERVICES)                           3,000         112,125
                                           YPF S.A. "D" (ADR)
                                           (PETROLEUM COMPANY)                                    3,700         155,400
                                           -------------------------------------------------------------------------------
                                                                                                                414,775
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    BRAZIL--36.2%
                                           Banco Itau S.A. (pfd.)
                                           (BANK)                                               105,000          55,629
                                           Centrais Eletricas Brasileiras S.A. "B" (pfd.)
                                           (HOLDING COMPANY FOR ELECTRIC UTILITIES)           4,000,000          84,287
                                           Companhia Brasileira de Distribuicao Grupo Pao de
                                             Acucar
                                           (OPERATOR OF HYPERMARKETS, SUPERMARKETS AND
                                             CONVENIENCE STORES)                                  1,500          26,156
                                           Companhia Cervejaria Brahma (pfd.)
                                           (BEER PRODUCER AND DISTRIBUTOR)                      115,000          54,419
                                           Companhia Energetica de Minas Gerais (pfd.)
                                           (ELECTRIC UTILITY)                                 2,587,929          61,543
                                           Companhia Paranaense de Energia (voting) (ADR)
                                           (ELECTRIC POWER UTILITY)                               8,700          71,231
                                           Companhia Siderurgica Nacional (ADR)
                                           (MANUFACTURER AND DISTRIBUTOR OF STEEL AND TIN
                                             MILL PRODUCTS)                                       2,000          43,750
                                           Petroleo Brasileiro S.A. (pfd.)
                                           (PETROLEUM COMPANY)                                  920,000         148,994
                                           Souza Cruz S.A.
                                           (HOLDING COMPANY FOR CIGARETTES AND TOBACCO)           5,500          36,755
                                           Tele Centro Sul Participacoes S.A. (ADR)
                                           (TELECOMMUNICATION SERVICES)                           1,000          53,125
                                           Tele Norte Leste Participacoes S.A. (pfd.) (ADR)
                                           (TELECOMMUNICATION SERVICES)                           2,200          37,262
                                           Telecomunicacoes de Sao Paulo S.A. (pfd.)
                                           (TELECOMMUNICATION SERVICES)                         550,000          68,543
                                           ------------------------------------------------------------------------------
                                                                                                                741,694
-------------------------------------------------------------------------------------------------------------------------
    CHILE--3.2%
                                           Companhia Cervecerias Unidas S.A. (ADR)
                                           (BOTTLER AND DISTRIBUTOR OF BEER, SOFT DRINKS,
                                             AND MINERAL WATER)                                   1,400          34,388
                                           Companhia de Telefonos de Chile, S.A. (ADR)(New)
                                           (TELECOMMUNICATION SERVICES)                           1,150          30,403
                                           ------------------------------------------------------------------------------
                                                                                                                  64,79
-------------------------------------------------------------------------------------------------------------------------
    COLOMBIA--.9%
                                           Bavaria S.A.
                                           (BEER PRODUCER AND DISTRIBUTOR)                        3,500          19,216
                                           -------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER          MARKET
                                                                                              OF SHARES       VALUE($)
--------------------------------------------------------------------------------------------------------------------------
MEXICO--34.9%
                                           Apasco S.A. de C.V.
                                           (CEMENT AND CONCRETE MANUFACTURER)                     7,600      $   44,827
                                        (a)CIFRA S.A. de CV "C"
                                           (DISCOUNT RETAILER)                                   36,000          67,403
                                           Fomento Economico Mexicano S.A. de C.V. "B"
                                           (PRODUCER OF BEER, SOFT DRINKS AND MINERAL WATER)     14,000          50,000
                                           Fomento Economico Mexicano S.A. de C.V. (ADR)          1,550          56,381
                                           Grupo Continental S.A.
                                           (PRODUCER AND DISTRIBUTOR OF SOFT DRINKS, SUGAR
                                             AND MINERAL WATER)                                  19,000          65,801
                                           Grupo Financiero Inbursa S.A. de C.V. "B"
                                           (BROKERAGE, INSURANCE, BANKING AND LEASING
                                             SERVICES)                                            7,000          22,652
                                           Grupo Industrial Bimbo S.A. de C.V. "A"
                                           (PRODUCER OF BREAD AND OTHER BAKED GOODS)             18,000          38,766
                                           Grupo Industrial Maseca S.A. de C.V. (ADR)
                                           (FOOD PRODUCER)                                        5,100          53,869
                                           Grupo Modelo S.A. "C"
                                           (BREWERY)                                             20,000          52,706
                                           Kimberly Clark de Mexico S.A. de C.V. "A"
                                           (PRODUCER OF CONSUMER PAPER PRODUCTS)                 15,800          61,558
                                           Panamerican Beverages Inc. "A"
                                           (SOFT DRINK BOTTLER)                                   1,000          22,188
                                           Telefonos de Mexico S.A. de C.V. "L" (ADR)
                                           (TELECOMMUNICATION SERVICES)                           2,370         179,528
                                           -------------------------------------------------------------------------------
                                                                                                                715,679
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
PERU--2.8%
                                           Cementos Lima S.A. "T"
                                           (CEMENT PRODUCER)                                     12,785          17,815
                                           Telefonica del Peru S.A. (ADR)
                                           (TELECOMMUNICATION SERVICES)                           1,000          15,063
                                           Union de Cerveceria Backus & Johnston S.A. "T"
                                           (PRODUCER OF MALTED, NONALCOHOLIC AND CARBONATED
                                             DRINKS)                                             57,617          24,690
                                           -------------------------------------------------------------------------------
                                                                                                                 57,568
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES--1.8%
                                           Colgate-Palmolive Co.
                                           (MANUFACTURER OF HOUSEHOLD AND PERSONAL CARE
                                             PRODUCTS)                                              350          35,853
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $1,845,433)                                                  2,049,576
                                           -------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost $1,845,433)                                                  2,049,576
                                           -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non income producing security

Based on the cost of investments of $1,845,433 for federal income tax purposes at April 30, 1999, the gross unrealized appreciation was $281,709, the gross unrealized depreciation was $77,566, and the net unrealized appreciation on investments was $204,143.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost $1,845,433)                                               $2,049,576
--------------------------------------------------------------------------
Cash                                                                16,957
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 110,684
--------------------------------------------------------------------------
  Dividends and interest                                            13,543
--------------------------------------------------------------------------
  Reimbursement from Adviser                                        63,262
--------------------------------------------------------------------------
Deferred organization expense                                       10,995
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 2,265,017
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payables for investments purchased                                  92,636
--------------------------------------------------------------------------
Other payables and accrued expenses                                101,834
--------------------------------------------------------------------------
                                                                   194,470
--------------------------------------------------------------------------
NET ASSETS                                                      $2,070,547
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $2,058,992
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (206,493)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                      204,143
--------------------------------------------------------------------------
  Foreign currency related transactions                               (410)
--------------------------------------------------------------------------
Undistributed net investment income                                 14,315
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $2,070,547
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,453,274 / 162,945 shares outstanding)                          $8.92
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                        $9.46
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($537,443 / 60,442 shares outstanding)                             $8.89
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($79,830 / 8,975 shares outstanding)                               $8.89
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999
(UNAUDITED)

-------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $2,157)           $  31,501
-------------------------------------------------------------------------
  Interest                                                          1,828
-------------------------------------------------------------------------
    Total investment income                                        33,329
-------------------------------------------------------------------------
Expenses:
  Management fee                                                    9,307
-------------------------------------------------------------------------
  Distribution services fee                                         1,369
-------------------------------------------------------------------------
  Administrative services fee                                       1,861
-------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                       59,223
-------------------------------------------------------------------------
  Professional fees                                                15,750
-------------------------------------------------------------------------
  Reports to shareholders                                           5,250
-------------------------------------------------------------------------
  Amortization of organization expenses                             1,500
-------------------------------------------------------------------------
  Directors' fees and other                                         6,539
-------------------------------------------------------------------------
    Total expenses before expense waiver                          100,799
-------------------------------------------------------------------------
Less expenses waived and absorbed by adviser                      (82,895)
-------------------------------------------------------------------------
    Total expenses after expense waiver                            17,904
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                              15,425
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------------------------------

  Net realized loss on:
    Investments                                                  (114,830)
-------------------------------------------------------------------------
    Foreign currency related transactions (including CPMF
    tax of $268)                                                   (4,870)
-------------------------------------------------------------------------
                                                                 (119,700)
-------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)
    during the period on:
    Investments                                                   465,949
-------------------------------------------------------------------------
    Foreign currency related transactions                            (398)
-------------------------------------------------------------------------
                                                                  465,551
-------------------------------------------------------------------------
Net gain on investments                                           345,851
-------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 361,276
-------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE PERIOD FROM
                                                                   FOR THE         DECEMBER 31, 1997
                                                                  SIX MONTHS         (COMMENCEMENT
                                                                    ENDED           OF OPERATIONS)
                                                                APRIL 30, 1999    TO OCTOBER 31, 1998

-----------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------
  Net investment income                                           $   15,425              11,259
-----------------------------------------------------------------------------------------------------
  Net realized loss                                                 (119,700)            (90,204)
-----------------------------------------------------------------------------------------------------
  Change in net unrealized gain (depreciation) on
  investments                                                        465,551            (261,818)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           361,276            (340,763)
-----------------------------------------------------------------------------------------------------
Distribution from net investment income                               (8,957)                 --
-----------------------------------------------------------------------------------------------------
Net increase from capital share transactions                         257,730           1,781,261
-----------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                         610,049           1,440,498
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------------
Beginning of period                                                1,460,498              20,000
-----------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net
investment income of $14,315 and $7,847, respectively)            $2,070,547           1,460,498
-----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Latin America Fund (the fund) is a non-diversified series of Kemper Global/International Series, Inc. (the Corporation), an open-end management investment company organized as a corporation in the state of Maryland. The fund commenced operations on December 31, 1997. The fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign

NOTES TO FINANCIAL STATEMENTS

                             currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the fund had a tax basis net loss carryforward of approximately $87,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire in the period ended 2006.

                             The fund is also subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. This tax has been reported as part of the net realized gain (loss) on foreign currency related transactions.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

                             OTHER CONSIDERATIONS. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 1.25% of the first $250 million of average daily net assets, 1.20% of the next $750 million of average daily net assets, declining to 1.15% of average daily net assets in excess of $1 billion. However, the fund incurred no management fee for the period ended April 30, 1999, after an expense waiver by Scudder Kemper.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $82,895 for the period ended April 30, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distribution, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                      COMMISSIONS     COMMISSIONS ALLOWED
                                                                    RETAINED BY KDI     BY KDI TO FIRMS
                                                                    ---------------   -------------------
                             Period ended April 30, 1999                  $43                 790

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges from redemptions of Class B and Class C shares. The fund incurred no distribution fees for the period ended April 30, 1999, after an expense waiver by Scudder Kemper. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                                        COMMISSIONS AND
                                                                     CDSC RECEIVED   DISTRIBUTION FEES PAID
                                                                        BY KDI          BY KDI TO FIRMS
                                                                     -------------   ----------------------
                             Period ended April 30, 1999                  $70                2,276

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees for the period ended April 30, 1999, after an expense waiver by Scudder Kemper. During the period ended April 30, 1999, KDI paid fees of $919 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC) is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $2,797 for the period ended April 30, 1999.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred no accounting

NOTES TO FINANCIAL STATEMENTS

                             fees for the period ended April 30, 1999, after a fee waiver of $25,000 by Scudder Kemper.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the period ended April 30, 1999, the fund made no direct payments to its officers and incurred directors' fees of $6,539 to independent directors.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended April 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                  $906,167

                             Proceeds from sales                         572,816

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                              PERIOD ENDED                PERIOD ENDED
                                                             APRIL 30, 1999             OCTOBER 31, 1998
                                                         ----------------------      -----------------------
                                                         SHARES        AMOUNT        SHARES         AMOUNT

                             -------------------------------------------------------------------------------
                              SHARES SOLD
                             -------------------------------------------------------------------------------
                              Class A                     61,652      $ 478,208      174,127      $1,545,225
                             -------------------------------------------------------------------------------
                              Class B                     30,902        246,196       43,991         383,435
                             -------------------------------------------------------------------------------
                              Class C                      9,774         71,586       25,380         189,834
                             -------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------
                              SHARES REDEEMED
                             -------------------------------------------------------------------------------
                              Class A                    (53,691)      (415,163)     (19,836)       (148,437)
                             -------------------------------------------------------------------------------
                              Class B                     (8,746)       (66,035)      (6,407)        (50,967)
                             -------------------------------------------------------------------------------
                              Class C                     (7,618)       (57,062)     (19,263)       (137,829)
                             -------------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE
                              TRANSACTIONS                            $ 257,730                   $1,781,261
                             -------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                             ----------------------------------------------
                                                                                CLASS A
                                                             ----------------------------------------------
                                                                                           FOR THE
                                                                                         PERIOD FROM
                                                                                      DECEMBER 31, 1997
                                                             SIX MONTHS ENDED         (COMMENCEMENT OF
                                                              APRIL 30, 1999           OPERATIONS) TO
                                                              (UNAUDITED)(A)          OCTOBER 31, 1998
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 7.31                     9.50
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              .08                      .06
-----------------------------------------------------------------------------------------------------------
  Distribution from net investment income--Class A                  (.06)                      --
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                           1.59                    (2.25)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                    1.61                    (2.19)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 8.92                     7.31
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                      23.04%                  (23.05)
-----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses absorbed by the fund                                       2.19%                    2.21
-----------------------------------------------------------------------------------------------------------
Net investment income                                               2.27%                    1.38
-----------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                                           13.12%                   12.75
-----------------------------------------------------------------------------------------------------------
Net investment loss                                                (8.66)%                  (9.16)
-----------------------------------------------------------------------------------------------------------

                                                             ----------------------------------------------
                                                                                CLASS B
                                                             ----------------------------------------------
                                                                                           FOR THE
                                                                                         PERIOD FROM
                                                                                      DECEMBER 31, 1997
                                                             SIX MONTHS ENDED         (COMMENCEMENT OF
                                                              APRIL 30, 1999           OPERATIONS) TO
                                                              (UNAUDITED)(A)          OCTOBER 31, 1998
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 7.26                     9.50
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              .05                      .04
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                           1.58                    (2.28)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                    1.63                    (2.24)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 8.89                     7.26
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                      22.45%                  (23.58)
-----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses absorbed by the fund                                       3.07%                    3.09
-----------------------------------------------------------------------------------------------------------
Net investment income                                               1.45%                     .50
-----------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                                           14.80%                   14.38
-----------------------------------------------------------------------------------------------------------
Net investment loss                                               (10.28)%                 (10.79)
-----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                             ----------------------------------------------
                                                                                CLASS C
                                                             ----------------------------------------------
                                                                                           FOR THE
                                                                                         PERIOD FROM
                                                                                      DECEMBER 31, 1997
                                                             SIX MONTHS ENDED         (COMMENCEMENT OF
                                                              APRIL 30, 1999           OPERATIONS) TO
                                                              (UNAUDITED)(A)          OCTOBER 31, 1998
-----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 7.26                     9.50
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              .05                      .04
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                           1.58                    (2.28)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                    1.63                    (2.24)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 8.89                     7.26
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                      22.45%                  (23.58)
-----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses absorbed by the fund                                       3.02%                    3.06
-----------------------------------------------------------------------------------------------------------
Net investment income                                               1.42%                     .53
-----------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                                           14.73%                   14.34
-----------------------------------------------------------------------------------------------------------
Net investment loss                                               (10.29)%                 (10.75)
-----------------------------------------------------------------------------------------------------------

                                                                                           FOR THE
                                                                                         PERIOD FROM
                                                                                      DECEMBER 31, 1997
                                                             SIX MONTHS ENDED         (COMMENCEMENT OF
                                                              APRIL 30, 1999           OPERATIONS) TO
                                                               (UNAUDITED)            OCTOBER 31, 1998
-----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------
Net assets at end of period                                     $2,070,547               $1,460,498
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                    78%                      55%
-----------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

(a) Based on monthly average shares outstanding during the period.

--------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------
Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper Latin America Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

        For     Against   Abstain
      157,895     338       656

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                    Broker
        For    Against   Abstain   Non-Votes
      128,605     0       1,065     29,219

Lending

                                    Broker
        For    Against   Abstain   Non-Votes
      128,605     0       1,065     29,219

DIRECTORS AND OFFICERS

DIRECTORS                         OFFICERS
JAMES E. AKINS                    MARK S. CASADY             ANN M. MCCREARY
Director                          President                  Vice President
JAMES R. EDGAR                    PHILIP J. COLLORA          SHERIDAN P. REILLY
Director                          Vice President and         Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                         M. ISABEL SALTZMAN
Director                          JOHN R. HEBBLE             Vice President
                                  Treasurer
FREDERICK T. KELSEY                                          CORNELIA SMALL
Director                          JOYCE E. CORNELL           Vice President
                                  Vice President
KATHRYN L. QUIRK                                             LINDA J. WONDRACK
Director and Vice President       DIEGO ESPINOSA             Vice President
                                  Vice President
FRED B. RENWICK                                              MAUREEN E. KANE
Director                          JOAN R. GREGORY            Assistant Secretary
                                  Vice President
JOHN G. WEITHERS                                             CAROLINE PEARSON
Director                          TARA C. KENNEY             Assistant Secretary
                                  Vice President
                                                             ELIZABETH C. WERTH
                                  THOMAS W. LITTAUER         Assistant Secretary
                                  Vice President
                                                             BRENDA LYONS
                                                             Assistant Treasurer



--------------------------------------------------------------------------------
LEGAL COUNSEL                  DECHERT PRICE & RHOADS
                               Ten Post Office Square South
                               Boston, MA 02109
--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT      KEMPER SERVICE COMPANY
                               P.O. Box 419557
                               Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN                      BROWN BROTHERS HARRIMAN & CO.
                               40 Water Street
                               Boston, MA 02109
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS           ERNST & YOUNG LLP
                               200 Clarendon Street
                               Boston, MA 02116
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com



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Long-term investing in a short-term world(SM)

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KLAF - 3 (6/21/99) 1076930